飞鹤™
FIRMUS



飞鹤
FIRMUS

AMERICAN DAIRY INC.

Investors Presentation
May 2009

Jonathan H. Chou
Chief Financial Officer

一贯坚持,一"贯"好奶粉

Persistent Quality, Consistent Milk Powder

Who We Are

飞鹤 FIRMUS

- **American Dairy is a leading producer and distributor of infant formula, milk powder, soybean and walnut powder products in China**
  - Headquartered in Beijing
  - Over 47 years of operating history
  - Processing facilities in Heilongjiang, Shanxi and Hebei provinces, with processing capacity of 1,220 tons of liquid milk per day
  - Packaging and distribution facilities in Kedong, Heilongjiang province and Langfang, Hebei province
  - NYSEArca-listed in April 2005

- **Leading brands: Feihe, Feiyue, and Feifan**
  - Covers all market segments

- **Nationwide presence , with focus on tier-2 and 3 cities**
  - Presence in 26 provinces, including all tier-1 cities except Shanghai
  - Sales and marketing force of approximately 1,000 people covering over 50,000 retail outlets in China
  - Plan to expand the number of retail outlets, with a focus on southern and western China

Financial Snapshot

FIRMUS

- **Capital market summary**
  - NYSEArca: ADY
  - Price: $32.32 (as of 5/18/09) (52-week range): $6.4 - $32.50
  - Shares outstanding: 17.3 mn
  - Market cap: $579.4 mn
  - Float: 8.6 mn (48% of shares outstanding)
- **Record 1Q09 financial performance (yoy)**
  - Revenue up 191% YoY to $113.8 mn
  - Gross profit up 402% YoY to $72.6 mn
  - Operating income up 523% YoY to $32.0 mn
  - Net income up 282% YoY to 27.8 mn
- **Capital structure**
  - Cash and cash equivalents: $54.1 mn
  - Total current assets: $184.3 mn
  - Short-term debt obligations: $15.3 mn in July; $46.0 mn in Oct.
  - Long-term debt: $13.0 mn



Revenue
250.0
200.0
150.0
100.0
50.0
0.0
2005 - 2008
CAGR: 41.5%
68.2
115.1
163.9
193.2
113.8
2005
2006
2007
2008
1Q09
($ millions)



Operating Income
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
10.0
16.3
17.9
6.3
32.0
2005
2006
2007
2008
1Q09
($ millions)

Investment Highlights

飞鹤 FIRMUS™

- **Operating in a high growth market**
  - Urban consumers increasingly brand-conscious and purchasing power
  - Increased birth rates and milk consumption in China
  - Growing rural penetration and urban consumption of higher value products drive growth
- **Well positioned to capitalize on large market demand with existing supply and capacity**
  - Current capacity of 1,220 tons of liquid milk per day
  - Contracted with local farmers thru self owned collection stations, providing access to over 200,000 cows
  - Building two dairy farms at Heilongjiang, with capacity to house 10,000 – 12,000 dairy cows, providing up to 70,000 tons of fresh milk per year upon completion in 4Q09
  - Pursue production standards to ensure product safety
- **Expanding national presence with dedicated sales and marketing team driving company's brand awareness**
  - 28 regional offices and approximately 1,000 sales & marketing people, covering over 50,000 retail outlets in 26 provinces
  - Integrated national campaign including advertising on the CCTV, health programs in conjunction with the Ministry of Health, promotions and large-scale seminars

Investment Highlights

飞鹤 FIRMUS

- **Financial performance reflects strong and growing demand for the Company's products**
  - Revenue grew 191% yoy to $113.8 mn, vs $39.1 mn in 1Q08
  - Gross margin increased to 63.76%, vs 37.02% in 1Q08
  - Operating income increased 523.0% yoy to $32.0 mn, vs $5.1 mn in 1Q08
  - Net income increased 282.0% yoy to $27.8 mn, vs $7.3 mn in 1Q08
- **Strong management team comprised of executives with long-term industry knowledge and international business operations**
  - Chairman with significant industry-specific training and dairy experience
  - New professional management team from leading domestic and international corporations
- **Promising long-term growth will be achieved through:**
  - Enhancing distribution capabilities in the tier-1 cities
  - Expanding production capacity and continuing to invest in world-class production process
  - Further penetrating tier-1, 2 and 3 cities, with a focus on southern and western China
  - Strengthening premium quality brand awareness through advertising on CCTV and other provincial TV stations
  - Strategically aligning sourcing, production and distribution by region

Product Portfolio



2008 Revenue Contribution by Products
0.9%
2.3%
2.4%
0.3%
31.4%
62.8%
Milk Powder
Wholesale
Soybean Powder
Rice Cereal
Walnut Products
Other



1Q09 Revenue Contribution by Products
2.0%
1.3%
0.5%
1.8%
94.5%
Milk Powder
Wholesale
Soybean Powder
Rice Cereal
Walnut Products

- **Primary products**
  - Branded infant formula milk powder
  - Raw milk powder (wholesale)
- **Secondary products**
  - Rice cereal, soybean, walnut powder and other milk powder products
- **Other products**
  - Butter, the byproduct of producing milk powder

Product Portfolio – Primary Products

Infant formula: Designed for infants & children at different stages: Stage 1: 0 – 6 months; Stage 2: 6 – 12 months; Stage 3: 1 year and above; Stage 4: 3 year to 6 years; Margin: 50% - 70%

Feifan



- Feifan: premium series
- Price: RMB 188 per 900g tin; RMB 65 per 400g bag

Feiyue



- Feiyue: medium-tier series
- Price: RMB 138 per 900g tin; RMB 42 per 400g bag

Feihe



- Feihe: lowest-end series
- Price: RMB 87 per 900g tin; RMB 32 per 400g bag

Wholesale Products; Margin: ~10%



- Key Customers include known beverage manufacturers in China
- $3,800 per ton versus $2,000 - $2,400 per ton for equal quality product from Australia and New Zealand due to financial crisis
- Current export of products restricted. Pre-Melamine Crisis, sales distribution to over 16 countries

China Has the Second Largest Dairy Industry, However, Per Capita Consumption remains Low

飞鹤 FIRMUS

- **Per capita consumption, while increasing, remains low, growth drivers include**
  - Strong GDP growth and rising disposable income
  - Improving awareness of health and wellness that drive demand for better quality products in tier-1 and tier-2 cities
  - Further penetration in rural areas drive volume growth
- **Growth of milk powder is expected to outpace growth of liquid milk**
  - The year of 2007, the "Year of Golden Pig," has led to a baby boom as well as the 2008 Olympics
  - Rising disposable income and one-child policy have seen urban parents spending more and more on one child
  - Bottle feeding is gaining popularity among modern Chinese families
  - Infant formula has few close substitutes
  - Families on average spend Rmb1,200 per month on their babies (average household monthly income: Rmb7,000), 40% of which was spent on food[(4)]

Note (1) Source: Euromonitor; Based on 2008 aggregate consumption of drinking milk products, cheese, yogurt and sour milk drinks and other dairy products
(2) Includes aggregate consumption of milk products, cheese, yogurt, sour milk drinks and other dairy products
(3) Deutsche Bank estimates
(4) CLSA: China Consumer – Mr. and Mrs. Babies (February 2008)

China's infant formula market is estimated at $5.5 bn and is projected to grow to $12.0 bn in 2014

飞鹤
FIRMUS



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2.0
2.3
2.6
3.0
3.4
4.1
5.1
5.6
5.7
6.9
8.2
9.7
11.0
12.4
14.1
Melamine Crisis
15%
15%
15%
15%
20%
25%
9%
2%
20%
20%
18%
14%
13%
13%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
($ billion)
Market size

Source: AC Nielsen, Roland Berger Estimates
Figures converted to USD using exchange rate of RMB 6.8/$

Competitive Landscape

飞鹤 FIRMUS

❖ **Multinationals (e.g. Dumex, Mead Johnson, Wyeth):**
- Dominate the tier 1 cities – strong distribution in modern retail channels
- Fragmented retail channel and the lack of modern logistics infrastructure have hindered their reach in tier-2 and 3 cities.
- Premium and super premium pricing
- High brand recognition and loyalty

❖ **National domestic leaders (e.g. ADY, Synutra, Yili)**
- Dominate the tier-2 and 3 cities, but in the meantime gaining shares from foreign producers in the tier-1 cities
- National brand recognition
- Strong product mix – low to super premium-end
- Domestic players not involved in the melamine scandal quickly gained market share after the demise of Sanlu (~6% of market share)

❖ **Regional brands**
- Have strong presence in regional market and potential to build scale and gain national presence

Melamine Crisis Accelerates Industry Consolidation

飞鹤™ FIRMUS

- **Melamine crisis exposes problems with the supply chain – Conflicting interest between milk stations and farmers**
  - 70% of raw milk is collected by third-party owned milk stations
  - Milk station owners' interest is not aligned with the farmers. Their goal is to make more money. Thus, unscrupulous milk station owners added melamine to watered-down milk to boost sales
  - Farmers do not have bargaining power, further disincentivize them to develop scale
  - Minimal government supervision due to the fragmented nature

- **Fierce competition, slim margin and limited raw milk supply had previously led dairy processors to:**
  - Focus heavily on expanding capacity and enhancing brand image through promotion
  - Consider investing in upstream supply as unimportant
  - Source milk externally from third-party milk stations

- **Melamine crisis drastically changed past common practices:**
  - Dairy processors become reluctant to source from small milk stations
  - More dairy processors move upstream, either through building their own farms and taking minority stakes in dairy farms
  - Government rolled out regulations/policies in the wake of the crisis to regulate raw milk production, promote scale raising, provide subsidies and supports to further accelerate the development of the industry

American Dairy is Well-Positioned to Capitalize on this Opportunity

飞鹤 FIRMUS

ADY differentiates from its competition at all levels:

❖ **Milk stations**
- Owns and operates 200 milk stations
- Using automated equipment to eliminate human contacts
- Exclusive contracts with dairy farmers
- Apply sophisticated and comprehensive quality testing procedures

❖ **Processing**
- No air contact from cow to package
- Purchased the internationally certified equipment from well-know European manufacturers
- Apply stringent control for extraneous factors (environmental) at processing facilities
- Adopt testing for all non-milk additives, among other things

❖ **Dairy farms**
- ADY is the first infant formula producer to build large-scale, internationally accredited organic dairy farms

Five Processing Facilities Located in Heilongjiang, Hebei and Shanxi. One Distribution Facility Located in Langfang



飞鹤（甘南）乳品有限公司
Gannan FlyingCrane Dairy Co.,Ltd.
拜泉飞鹤乳业有限公司
Baiquan FlyingCrane Dairy Co.,Ltd.
黑龙江飞鹤乳业有限公司
Heilongjiang FlyingCrane Dairy Co.,Ltd.
飞鹤国际示范牧场（克东）
Flying Crane International Pilot Pasture（KeDong）
飞鹤国际示范牧场（甘南）
Flying Crane InternationalPilot Pasture（GanNan）
齐齐哈尔飞鹤乳业有限公司
Qiqihar FlyingCrane Dairy Co.,Ltd.
北京飞鹤生物科技有限公司
Beijing FlyingCrane Biotech Co.,Ltd.
廊坊飞鹤乳业有限公司
Langfang FlyingCrane Dairy Co.,Ltd.
山西飞鹤三泰生物科技有限公司
Shanxi Flying Crane Santai Biotech Co.,Ltd

Tightly-Controlled Environment from Sourcing, Processing, Packing and Distribution

飞鹤 FIRMUS



2x per day



Company-owned Milk Station



On-site Temporary Storage



Processing



Packaging & Distribution

❖ Raw milk secured through surrounding collection stations

- Contracts provide exclusive access to over 200,000 cows, 200 company-owned milk stations
- Limited competition due to government regulation of station locations
- Imported Australian Holsteins with average yield of 8-10 tons/yr per cow
- Two organic dairy farms, with 10,000 cows per farm under construction, to be completed in 4Q09

❖ Robust production and packaging facilities:

- Feihe Dairy, Gannan Feihe, Shanxi Feihe, Baiquan Dairy and Qiqihaer Feihe
- Feihe Dairy and Langfang Feihe

❖ Quality control applied in every step

Marketing Campaigns

飞鹤
FIRMUS

Select Marketing Materials



飞鹤
FIRMUS



飞鹤
FIRMUS
一"贯"好奶粉



飞鹤
FIRMUS
一"贯"好奶粉

Product display

Ads on delivery trucks in busy cities

Used for promotional activities



飞鹤
FIRMUS
飞悦宝宝 韵动之旅
一"贯"好奶粉



飞鹤
FIRMUS
一"贯"好奶粉

Customer reading materials



飞鹤

Supermarket Displays

Financial performance

Revenue and gross profit/margin performance


Revenue and YoY Growth
250.0
200.0
150.0
100.0
50.0
0.0
2
1.5
1
0.5
0
68.2
115.1
163.9
193.2
113.8
69%
42%
18%
191%
2005
2006
2007
2008
1Q09
($ millions)
Revenue
YoY Growth


Gross Profit & Margin
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
200%
150%
100%
50%
0%
30.3
49.9
72.5
76.0
72.6
44.5%
43.4%
44.2%
39.3%
63.8%
2005
2006
2007
2008
1Q09
($ millions)
Gross Profits
Gross Margin

Financial performance

Operating profits and operating cash flows



Operating Profits
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
32.0
17.9
16.3
10.0
6.3
2005
2006
2007
2008
1Q09
($ millions)
2005 2006 2007 2008 1Q09



Operating Cash Flows
60.0
50.0
40.0
30.0
20.0
10.0
0.0
-10.0
48.0
29.9
11.1
4.9
-4.3
2005
2006
2007
2008
1Q09
($ millions)
2005 2006 2007 2008 1Q09

Our strategy is to increase higher margin, premium product sales .
We expect the second and the third quarter to trend in line with historical results, in which we deliver year over year growth.
We are focusing on consistent and sustainable growth over the long term

Financial performance
Product categories



2008 Revenue and Volume Contribution by Products
70%
60%
50%
40%
30%
20%
10%
0%
Vol.
Sales
Milk Powder
Wholesale
Soybean Powder
Rice Cereal
Walnut Products
Other



1Q09 Revenue and Volume Contribution by Products
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Vol.
Sales
Milk Powder
Wholesale
Soybean Powder
Rice Cereal
Walnut Products

Management

FIRMUS

❖ **Leng You Bin, Chairman, Chief Executive Officer and President**

- Over 15 years in the dairy industry and ADY Chairman for more than six years

❖ **Jonathan H. Chou, Chief Financial Officer**

- More than 15 years of finance and accounting experience in the U.S. and Asia
- Former Asia Pacific CFO of Honeywell International

❖ **Liu Hua, Vice Chairman, Treasurer and Secretary**

- More than 12 years in C-level positions with extensive finance and accounting experience

❖ **Bo Nie, Head of Sales and Marketing**

- Former Sales Manager of the milk powder product department for Inner Mongolia Yili
- More than 12 years in sales and marketing

Growth Strategy

飞鹤 FIRMUS

American Dairy, Inc. (NYSEArca: ADY)

AMERICAN DAIRY

Quality – Top Priority

- Build company-owned dairy farms
- Continue to invest in top-notch equipment

Enhance Brand Awareness

Capacity Expansion

- Build company-owned facilities
- Acquire existing facilities

Grow Geographical Presence

- Enhance distribution capabilities in tier-1 cities
- Expand retail outlets, with a focus on southern and western China

Aligning sourcing, production and distribution by region

Thank You